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                     CLASS A, CLASS B AND CLASS C SHARES OF

                       AIM ADVANTAGE HEALTH SCIENCES FUND

                         Supplement dated March 4, 2005
                    to the Prospectus dated December 3, 2004
      as supplemented December 3, 2004, December 29, 2004 and March 2, 2005


   The following replaces in its entirety the information appearing under the heading "PRINCIPAL RISKS ASSOCIATED WITH THE FUND- SHORT SALES RISK" on page 8 of the Prospectus:

      "SHORT SALES RISK

      When the Fund sells a security short, it borrows the security in order to enter into the short sale transaction, and the proceeds of the sale may be used by the Fund as collateral for the borrowing to the extent necessary to meet margin requirements. The Fund may also be required to pay a premium to borrow the security. If the Fund sells a security short, and the security increases in value, the Fund will have to pay a higher price to purchase the security if it wants to close its position in the security. Since there is no limit on how much the price of the security can increase, the Fund's exposure in such security is unlimited. The Fund will also incur transaction costs to engage in this practice.

      Moreover, the Fund is required to maintain a segregated account with a broker or a custodian consisting of cash or highly liquid securities. Until the borrowed security is replaced, the Fund will maintain this account at a level so that the amount deposited in the account, plus the collateral deposited with the broker, will equal the current market value of the securities sold short."